SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2003

Wachovia Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10000	56-0898180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 374-6565

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

On February 19, 2003, Wachovia Corporation (“Wachovia”) issued a news release (the “Transaction News Release”) announcing that it had entered into an agreement with Prudential Financial, Inc. (“Prudential”) to combine their respective retail securities brokerage and correspondent clearing businesses in a newly formed limited liability company (the “Transaction”). The Transaction News Release is attached as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference.

In a separate matter, on February 18, 2003, Wachovia issued a news release regarding the retirement of L. M. Baker, Jr., as Chairman of the Board of Directors and the appointment of G. Kennedy Thompson as Chairman of the Board of Directors, effective as of that date (the “Director News Release”). The Director News Release is attached as Exhibit 99(b) to this report and is incorporated into this Item 5 by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99(a)    The Transaction News Release.

99(b)    The Director News Release.

99(c)    The Presentation Materials (as defined below).

Item 9.    Regulation FD Disclosure.

On February 19, 2003, in connection with Wachovia’s issuance of the Transaction News Release, Wachovia will hold a conference call/webcast to discuss the Transaction News Release and investor presentation materials (the “Presentation Materials”) relating to the Transaction. The Presentation Materials, among other things, include certain additional historical and forward-looking financial information relating to Wachovia. The Presentation Materials are attached as Exhibit 99(c) to this report and are incorporated into this Item 9 by reference.

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This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the transaction between Wachovia and Prudential, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the transaction; (ii) statements with respect to Wachovia’s and Prudential’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “probably”, “potentially”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and Prudential’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control).

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and Prudential will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Transaction may be lower than expected; (4) operating costs, customer loss and business disruption following the Transaction including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the parties are unable to obtain governmental approvals of the Transaction on the proposed terms and schedule; (6) competitive pressures among securities brokerage and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (7) the strength of the United States economy in general and the strength of the local economies in which the combined company formed in the Transaction will conduct operations may be different than expected; (8) changes in the U.S. and foreign legal and regulatory framework may impose additional burdens on the combined company formed in the Transaction or adversely affect its current or planned operations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions and the impact of such conditions on the combined company’s asset management and securities brokerage activities) could reduce trading volumes, decrease customer assets and have other adverse effects on the combined company’s operations; (10) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (11) inflation, interest rate, market and monetary fluctuations; (12) the timely development of competitive new products and services by the combined company formed in the Transaction and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Transaction, and the actual restructuring and other charges related thereto; (18) unanticipated regulatory or judicial proceedings; (19) the impact of changes in accounting policies; and (20) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) the success of Wachovia at managing the risks involved in the foregoing. Additional factors that could cause Wachovia’s results to differ materially from those described in the forward-looking statements can be found in Wachovia’s reports filed with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form  8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date:	February 19, 2003	By:	/s/ Robert P. Kelly
Name: Robert P. Kelly
Title: Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(a)	The Transaction News Release.

99(b)	The Director News Release.

99(c)	The Presentation Materials.

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